BLACKROCK LIQUIDITY FUNDS

TempFund

TempCash

FedFund

T-Fund

Federal Trust Fund

Treasury Trust Fund

MuniFund

MuniCash

California Money Fund

New York Money Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated April 18, 2016 to the

Statement of Additional Information of each Fund, dated February 29, 2016

Effective April 18, 2016, the Statement of Additional Information of each Fund is amended as follows:

The last paragraph of the section entitled “Miscellaneous — Other Information” is deleted in its entirety and replaced with the following:

As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following dealers, Service Organizations and intermediaries are receiving such payments: Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunGard Brokerage & Securities Services LLC and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations with respect to the Funds in any year will vary, may be limited to specific Funds or share classes, or may exclude the Funds entirely. In addition, from time to time BRIL, the Manager or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.

Shareholders should retain this Supplement for future reference.

SAI-LIQ-0416SUP